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                                                                     Rule 497(e)
                                                               Reg. No. 33-11371
                                                               File No. 811-4982




               HEARTLAND SHORT DURATION HIGH-YIELD MUNICIPAL FUND
                    HEARTLAND HIGH-YIELD MUNICIPAL BOND FUND

                        SUPPLEMENT DATED MAY 30, 1997 TO
                        PROSPECTUS DATED JANUARY 2, 1997


Fee Waiver Extended
Heartland Advisors, Inc. has voluntarily committed to continue to waive the entire management and Rule 12b-1 fees and to reimburse all other expenses for the Heartland Short Duration High-Yield Municipal and High-Yield Municipal Bond Funds through the remainder of 1997. As a result, the Funds will not incur any operating expenses for 1997.

Effective January 1, 1998, Heartland Advisors will begin to reduce the amount of this reimbursement and waiver each month by 0.15% on an annualized basis, but will voluntarily reimburse the Funds to the extent that annual Total Fund Operating Expenses would exceed 0.75% for the Short Duration High-Yield Municipal Fund and 0.95% for the High-Yield Municipal Bond Fund. As a result, each Fund will incur operating expenses in the month of January, 1998, of 0.15% on an annualized basis, which will increase monthly to a maximum of 0.75% on an annualized basis by May of 1998 for the Short Duration High-Yield Municipal Fund and 0.95% on an annualized basis by July of 1998 for the High-Yield Municipal Bond Fund.